Morningstar Funds Trust	Morningstar Total Return Bond Fund MSTRX Summary Prospectus August 6, 2019 (as amended January 31, 2020)

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus, Statement of Additional Information, and other information about the Fund online at http://connect.rightprospectus.com/Morningstar. You may also obtain this information at no cost by calling 877-626-3224. The Fund’s Prospectus and Statement of Additional Information dated August 6, 2019, as supplemented, are incorporated by reference into this Summary Prospectus.

Important Notice

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from your financial intermediary (e.g., custodian, financial adviser through which you invest or sponsor of the investment advisory program). Instead, the reports will be made available on a website (http://connect.rightprospectus.com/Morningstar), and you will be notified by mail or by such other manner as you have agreed upon with your financial intermediary each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically by contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary (including through an investment advisory program sponsored by Morningstar Investment Services LLC or another financial institution), you can contact your financial intermediary to inform it that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Morningstar Funds held with your intermediary.

Investment Objective

The Fund seeks to maximize total return while also generating income and preserving capital.

Fees and Expenses of the Fund

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (Fees paid directly from your investment)
Sales Charge (Load) Imposed on Purchases	None
Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fee	None
Exchange Fee	None
Account Service Fee	None

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.44%

Distribution and/or Service (12b-1) Fees	None

Other Expenses

Sub-accounting Fees[1]	0.09%

Other Operating Expenses	0.35%
Total Other Expenses	0.44%

Acquired Fund Fees and Expenses[2]	0.03%
Total Annual Fund Operating Expenses	0.91%

Fee Waivers and Expense Reimbursement[3]	(0.37%)
Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursement[3]	0.54%

[1]

Represents fees assessed by various financial intermediaries and “mutual fund supermarkets” for providing certain account maintenance, record keeping, and transactional services with respect to Fund shares held by these intermediaries for their customers.

[2]

Acquired Fund Fees and Expenses (AFFE) represent costs incurred indirectly by the Fund as a result of its ownership of shares of another investment company, such as open- or closed-end mutual funds, exchange traded funds (ETFs), and business development companies (BDCs). These are estimated for the current fiscal year.

[3]

The adviser has contractually agreed, through at least August 31, 2020, to waive all or a portion of its advisory fees and, if necessary, to assume certain other expenses (to the extent permitted by the Internal Revenue Code of 1986, as amended) to ensure that each Fund’s Total Annual Fund Operating Expenses (excluding taxes, interest, brokerage commissions, trading costs, AFFE, short sale dividend and interest expenses, litigation expenses, and extraordinary expenses) do not exceed 0.53% (the Base Expense Limitation Agreement). It is important to note that as a result of the exclusion of the above-listed expenses from the cap, the Fund’s Total Annual Fund Operating Expenses may in certain circumstances be higher than 0.53%, including as a result of AFFE borne by the Fund. Notwithstanding the foregoing, it is the adviser’s intent to partially limit AFFE such that when AFFE is included in the expense ratio, the Fund’s Total Annual Fund Operating Expenses (excluding the above-listed expenses other than AFFE) do not exceed the amount set forth in the Fund’s original prospectus dated July 11, 2018, as revised August 15, 2018. Accordingly, in addition to the Base Limitation Agreement, Morningstar has contractually agreed, through at least August 31, 2020, to waive all or a portion of its advisory fees and, if necessary, to assume certain other expenses (to the extent permitted by the Internal Revenue Code of 1986, as amended) to ensure that the Fund’s Total Annual Fund Operating Expenses (excluding taxes, interest, brokerage commissions, trading costs, short sale dividend and interest expenses, litigation expenses, and extraordinary expenses) do not exceed 0.54%. The amounts shown for Fee Waivers and Expense Reimbursement and Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursement have been restated to reflect the contractual agreements currently in place.

Example

The example below can help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example reflects adjustments made to the Fund’s operating expenses due to the fee waivers and/or expense reimbursements shown in the table above for the first year only. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$55	$253

Portfolio Turnover

The Fund will pay transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may mean higher transaction costs and could result in higher taxes if you hold Fund shares in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance. For the period from November 2, 2018 through April 30, 2019, the Fund’s portfolio turnover rate1 was 318% of the average value of its portfolio. The nature of the strategies in this Fund is to engage in active and frequent trading of its portfolio securities which may result in higher portfolio turnover. Turnover is mainly driven by a few strategies employed to help manage duration and curve risk.

[1]	Portfolio turnover rate is not annualized for periods less than one year.

Principal Investment Strategies

In seeking to maximize total return while also generating income and preserving capital, the Fund will normally invest at least 80% of its assets in debt securities (commonly referred to as “bonds”) of varying maturity, duration, and quality.

The Fund invests primarily in investment-grade fixed-income securities. These may include U.S. and non-U.S. investment-grade corporate debt securities, U.S. government debt securities, including Treasury Inflation

Protected Bond Securities and zero-coupon securities, non-U.S. government debt securities, emerging-market debt securities, and mortgage-backed and asset-backed securities. The Fund may also invest up to 20% of its assets in fixed-income securities that are rated below investment grade (commonly known as junk bonds), or if unrated, are determined by the Fund’s subadviser(s) to be of comparable quality.

In addition, the Fund may invest up to 15% of its assets in collateralized debt obligations (CDOs), of which 10% (as a percentage of the Fund’s assets) may be in collateralized loan obligations (CLOs). CDOs are types of asset-backed securities. CLOs are ordinarily issued by a trust or other special purpose entity and are typically collateralized by a pool of loans, which may include, among others, domestic and non-U.S. senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans, held by such issuer.

The Fund may invest up to 20% of its assets in securities denominated in foreign currencies. The Fund may also invest in securities acquired in a private placement, such as Rule 144A securities, as well as derivatives, including options, futures, swaps, and forward foreign currency contracts, for risk management purposes or as part of its investment strategies. The Fund may also enter into reverse repurchase agreements and dollar rolls.

Multimanager Approach—The Fund uses a multimanager approach, meaning the adviser, Morningstar Investment Management LLC (“Morningstar” or “adviser” or “we”), may allocate assets to one or more subadvisers, in addition to open- and closed-end investment companies, exchange traded funds (ETFs), and individual securities. Each subadviser acts independently from the others and uses its own investment style and process to select securities, within the constraints of the Fund’s investment objective, strategies, and restrictions. Morningstar is responsible for selecting the investment strategies and deciding what percent of assets to give to each subadviser, with the goal of maximizing return with a prudent level of risk for the strategy. Subject to the oversight of the board of trustees, Morningstar may change subadvisers and sell holdings at any time.

Principal Risks

This Fund is designed to offer a moderate level of risk, but you can lose money by investing in the Fund. The Fund can also underperform broad markets and other investments. The Fund’s principal risks include:

Multimanager and Subadviser Selection Risk—To a significant extent, the Fund’s performance depends on Morningstar’s skill in selecting subadvisers and each subadviser’s skill in selecting securities and executing its strategy. Subadviser strategies may occasionally be out of favor and subadvisers may underperform relative to their peers or benchmarks.

Asset Allocation Risk—In an attempt to invest in areas that look most attractive on a valuation basis, the Fund may favor asset classes or market segments that cause the Fund to underperform its benchmark.

Interest-Rate Risk—The value of fixed-income securities will typically decline when interest rates rise.

Credit Risk—Issuers of fixed-income securities could default or be downgraded if they fail to make required payments of principal or interest.

High-Yield Risk—High-yield securities and unrated securities of similar credit quality (commonly known as junk bonds) are subject to greater levels of credit and liquidity risks. High-yield securities are considered speculative with respect to the issuer’s continuing ability to make principal and interest payments.

CDO Risk—In addition to the typical risks associated with fixed-income securities and asset-backed securities, CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the risk that the collateral may default or decline in value or be downgraded, if rated by a nationally recognized statistical rating organization; (iii) the Fund may invest in tranches of CDOs that are subordinate to other tranches; (iv) the structure and complexity of the transaction and the legal documents could lead to disputes among investors regarding the characterization of proceeds; (v) the investment return achieved by the Fund could be significantly different than those predicted by financial models; (vi) the lack of a readily available secondary market for CDOs; (vii) the risk of forced “fire sale” liquidation due to technical defaults such as coverage test failures; and (viii) the CDO’s manager may perform poorly. In addition, investments in CDOs may be characterized by the Fund as illiquid securities.

Foreign Securities Risk—Securities of non-U.S. issuers may be less liquid, more volatile, and harder to value than U.S. securities. They may also be subject to political, economic, and regulatory risks, and market instability.

Emerging-Markets Risk—Emerging-market countries may have relatively unstable governments and economies based on only a few industries, which can cause greater instability. These countries are also more likely to experience higher levels of inflation, deflation, or currency devaluations, which could hurt their economies and securities markets.

Currency Risk—Because this Fund invests in foreign securities, changes in currency exchange rates could hurt performance. Morningstar or a subadviser may decide not to hedge, or may not be successful in hedging, its currency exposure.

U.S. Government Securities Risk—U.S. government obligations have different levels of credit support and, therefore, different degrees of credit risk. The U.S. government does not guarantee the market value of the securities it issues, so those values may fluctuate. Like most fixed-income securities, the prices of government securities typically fall when interest rates increase and rise when interest rates decline.

Sovereign Debt Securities Risk—Sovereign debt instruments are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity’s debt position in relation to the economy, or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies.

Mortgage-Related and Other Asset-Backed Securities Risk—Mortgage-related and asset-backed securities are typically subject to the same risks inherent to investing in fixed-income securities as well as extension risk and prepayment risk:

Extension Risk—Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, if the Fund holds mortgage-related securities, it may exhibit additional volatility.

Prepayment Risk—When interest rates decline, the value of mortgage-related securities with prepayment features may not increase as much as other fixed-income securities because borrowers may pay off their mortgages sooner than expected. In addition, the potential impact of prepayment on the price of asset-backed and mortgage-backed securities may be difficult to predict and result in greater volatility.

Reverse Repurchase Agreements Risk—Reverse repurchase agreements involve the sale of securities held by the Fund with an agreement to repurchase the securities at an agreed-upon price, date and interest payment. Reverse repurchase agreements involve the risk that the other party may fail to return the securities in a timely manner or at all. The Fund could lose money if it is unable to recover the securities and the value of the collateral held by the Fund, including the value of the investments made with cash collateral, is less than the value of securities. These events could also trigger adverse tax consequences to the Fund.

Dollar Rolls Risk—Dollar rolls involve the risk that the market value of the securities that the Fund is committed to buy may decline below the price of the securities the Fund has sold. These transactions may involve leverage.

Private Placements Risk—Securities that are purchased in private placements are subject to restrictions on resale as a matter of contract or under federal securities laws. Because there may be relatively few potential purchasers for these investments, especially under adverse circumstances, a Fund could find it more difficult to sell private placements at an advisable time or attractive price. Additionally, such securities may not be listed on an exchange and may have no active trading market. Accordingly, many private placement securities may be illiquid. At times, it may also be more difficult to determine the fair value of such securities for purposes of computing a Fund’s net asset value.

Investment Company and ETF Risk—An investment company, including an open- or closed-end mutual fund or ETF, in which the Fund invests may not achieve its investment objective or execute its investment strategies effectively, or a large purchase or redemption activity by shareholders might negatively affect the value of the shares. The Fund must also pay its pro rata portion of an investment company’s fees and expenses. Shares of ETFs trade on exchanges and may be bought and sold at market value. ETF shares may be thinly traded, making it difficult for the Fund to sell shares at a particular time or an anticipated price. ETF shares may also trade at a premium or discount to the net asset value of the ETF; at times, this premium or discount could be significant.

Derivatives Risk—A derivative is an instrument with a value based on the performance of an underlying currency, security, index, or other reference asset. Derivatives involve risks different from, or possibly greater than, the risks of investing in more traditional investments. Derivatives involve costs, may create leverage, and may be illiquid, volatile, or difficult to value. In addition, derivatives could cause losses if the counterparty to the transaction does not perform as promised. The investment results achieved by using derivatives may not match or fully offset changes in the value of the underlying currency, security, index, or other reference asset that the Fund was attempting to hedge or the investment opportunity it was trying to pursue.

Performance

Because the Fund has not yet been in operation for a full calendar year as of the date of this prospectus, we cannot yet report on its performance history. Once the Fund has been in operation for at least one calendar year, we will provide performance information for the Fund, as well as a comparison to a relevant market benchmark.

Fund Management

Morningstar is the investment adviser for the Fund and has overall supervisory responsibility for the general management and investment of the Fund’s portfolio. The Fund is managed in a multimanager structure. On behalf of Morningstar, the following persons have primary responsibility for the Fund and, subject to oversight by the board of trustees, are responsible for selecting and overseeing the subadvisers listed below.

Portfolio Manager	Position with Morningstar	Start Date with the Fund
Morningstar Investment Management LLC

Daniel E. McNeela, CFA	Senior Portfolio Manager and Co-Head of Target Risk Strategies	Since Inception

Michelle R. Ward, CFA	Portfolio Manager	Since Inception

Richard M. Williamson, CFA, CIPM	Portfolio Manager	June 2019

Subadvisers and Portfolio Managers

Morningstar currently plans to allocate assets among the following subadvisers and may adjust these allocations at any time. The portfolio managers listed below are responsible for the day-to-day management of each subadviser’s allocated portion of the Fund’s portfolio:

Portfolio Manager	Position with Subadviser	Start Date with the Fund
BlackRock Financial Management, Inc.

Richard M. Rieder	Global Chief Investment Officer, Managing Director, and Portfolio Manager	Since Inception

Robert J. Miller	Managing Director and Portfolio Manager	Since Inception

David L. Rogal	Director and Portfolio Manager	Since Inception

Western Asset Management Company, LLC

John L. Bellows, CFA	Portfolio Manager and Research Analyst	Since Inception

S. Kenneth Leech	Chief Investment Officer	Since Inception

Mark S. Lindbloom	Portfolio Manager	Since Inception

Frederick R. Marki, CFA	Portfolio Manager	Since Inception

Julien A. Scholnick, CFA	Portfolio Manager	Since Inception

Scott M. Beatty, CFA	Portfolio Manager	Since Inception

Purchase and Sale of Fund Shares

Fund shares are available through model portfolios designed and maintained by the adviser (Model Portfolios) which are made available for use in investment advisory solutions provided by financial institutions (Model Portfolio Solutions). A Model Portfolio Solution includes, but is not limited to, Morningstar Managed Portfolios, an investment advisory program sponsored by Morningstar Investment Services LLC, a wholly-owned subsidiary of the adviser, investment advisory programs provided by unaffiliated financial advisers, and managed account advisory services that certain third party retirement plan sponsors (e.g., employers) and/or retirement plan recordkeepers make available to their retirement plan participants. There are no initial or subsequent minimum purchase amounts for the Funds. Orders to sell or “redeem” shares must be placed through the financial institution providing the Model Portfolio Solution to you and may trigger a purchase or sale of the Fund’s underlying investments. Fund shares may be purchased or redeemed on any day the New York Stock Exchange (NYSE) is open. At any time that an investor in the Fund ceases to be eligible for a Model Portfolio Solution, the provider of that Model Portfolio Solution may direct the redemption of that investor’s Fund shares and no further purchases will be allowed.

See the Purchase and Sale of Fund Shares section on page 96 of the prospectus for more information.

Tax Information

The Fund’s distributions generally are taxable to you as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an IRA, in which case your distributions may be taxed as ordinary income when withdrawn from the tax-advantaged account.